© Atkore Fourth Quarter and Full Year 2024 Earnings Presentation and Business Update November 21, 2024

2© Atkore This presentation is provided for general informational purposes only and it does not include every item which may be of interest, nor does it purport to present full and fair disclosure with respect to Atkore Inc. (the “Company” or “Atkore”) or its operational and financial information. Atkore expressly disclaims any current intention to update any forward-looking statements contained in this presentation as a result of new information or future events or developments or otherwise, except as required by federal securities laws. This presentation is not a prospectus and is not an offer to sell securities. This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, but you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. This presentation should be read along with the historical financial statements of Atkore, including the most recent audited financial statements. Historical results may not be indicative of future results. We use non-GAAP financial measures to help us describe our operating and financial performance. These measures may include Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Diluted Share (also referred to as “Adjusted Diluted EPS”), Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis), Free Cash Flow (net cash provided by operating activities less capital expenditures) and Return on Capital to help us describe our operating and financial performance. These non-GAAP financial measures are commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, total debt, net cash provided by operating activities, return on assets, and other income data measures as determined in accordance with generally accepted accounting principles in the United States, or GAAP, or as better indicators of operating performance. These non-GAAP financial measures as defined by us may not be comparable to similarly-titled non-GAAP measures presented by other companies. Our presentation of such non-GAAP financial measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of the non-GAAP financial measures presented herein to the most comparable financial measures as determined in accordance with GAAP. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June. Cautionary Statements

3© Atkore Today’s Discussion 1. FY 2024 Results & FY 2025 Outlook 2. Business Update 3. Capital Deployment Update & Long-term Trends

4© Atkore FY 2024 Year in Review Achieved 3.5% organic volume growth with contributions across all key product areas Achieved product vitality in the low double digits as a percentage of FY 2024 Net Sales Published Environmental Product Declarations for steel, stainless steel and PVC conduit, promoting environmental impact awareness Received various employer certifications, ESG, product, service and marketing awards & recognition Maintained strong balance sheet with Total Debt Leverage Ratio of ~1x; no repayments until 2028 Initiated new quarterly dividend program and returned ~75% of operating cash flow to shareholders through dividends and share repurchases

Q4 and Full Year 2024 Review & Long-term Trends

Atkore

Q4 2024	• Organic volume grew over 3% with strong contributions from both segments; electrical cable and flexible conduit, metal framing, cable management and construction services • Net sales, Adjusted EBITDA and Adjusted EPS within our range of expectations • Low double-digit sequential growth in solar torque tube sales • Returned over 50% of cash flow generated from operating activities to shareholders
FY 2024	• Organic volume up 3.5% driven by growth across all five key product areas • Softness in telecom market pushed out anticipated performance from HDPE products • Won a NECA Showstopper Award for second consecutive year, highlighting ongoing efforts in new product innovation • Opened and began servicing customers from two new Regional Service Centers in Texas and Georgia • Returned cash to shareholders by repurchasing over $380M in shares and paying $34M in dividends
Long-term Trends	• Renewable energy adoption, grid hardening to remain key electrical megatrends driving demand for Atkore products • Surging demand for electricity; growth of AI expected to drive demand for data centers • Expanding into new markets by growing capabilities in water-related end markets for both PVC and HDPE • Investing in our construction services capabilities to support megaproject demand in the U.S. and internationally • Balanced capital deployment model focused on share repurchases, capital investments, quarterly dividends, and M&A

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6© Atkore Q4 and Full Year 2024 1. See non-GAAP reconciliation in appendix. 870 788 Q4 2023 Q4 2024 -9% 141 73 Q4 2023 Q4 2024 -48% 232 140 Q4 2023 Q4 2024 -40% 4.21 2.43 Q4 2023 Q4 2024 -42% Net Sales $M Net Income $M Adjusted EBITDA1 $M Adjusted Diluted EPS1 $/share 3,519 3,202 FY 2023 FY 2024 -9% 690 473 FY 2023 FY 2024 -32% 1,042 772 FY 2023 FY 2024 -26% 19.40 14.48 FY 2023 FY 2024 -25% 3.63 2.02 Q4 2023 Q4 2024 -44% Diluted EPS $/share 17.27 12.69 FY 2023 FY 2024 -27% Q4 2023Q4 2024 FY 2024

7© Atkore Consolidated Atkore Bridges 1. See non-GAAP reconciliation in appendix. 2. “Other” may include items such as M&A, F/X, productivity, investments, interest and tax rate. Adjusted EBITDA Bridge1Net Sales Bridge Adjusted Diluted EPS Bridge1 $788 $27 $104 $5 2023 Volume / Mix Price Solar Credit $0 Other2 2024 $870M $8 $104 $13 $18 $1 2023 Volume / Mix Price Cost Changes Solar Credit Other2 2024 $232M $140M $4.21 $2.43 $2.32 $0.49 $0.16 $0.11 2023 Quarterly Results Solar Credit Share Count Other2 2024 $19.40 $14.48 $6.43 $0.41 $1.01 $0.09 2023 Fiscal Year Results Solar Credit Share Count Other2 2024 $123 $406 $38 2023 Volume / Mix Price Solar Credit $4 Other2 2024 $3,519M $3,202M $60 $406 $48 $46 $18 2023 Volume / Mix Price Cost Changes Solar Credit Other2 2024 $1,042M $772M Q4 2024 FY 2024

Key Product Area Trends & Review

Atkore

FY 2024 Net Sales by Key Product Area[1]		Year-over-Year Volume/Mix % Change: FY 2024 vs. FY 2023	Year-over-Year Volume/Mix % Change: FY 2023 vs. FY 2022	Product Area Trends & Key Comments
Plastic Pipe, Conduit & Fittings	30%	+ LSD%	- MSD%	• Growth in PVC related products driven by double-digit growth in PVC water products in FY 2024 and expected growth for electrical conduit • Demand for HDPE telecom related products remained challenged in FY 2024, down over 20% as the industry awaits rollout of government stimulus funding for broadband access
Metal Framing, Cable Management & Construction Services	23%	+ MSD%	+ DD%	• Growth led by megaprojects in the U.S. and internationally • Megaprojects also contributing to growth in metal framing
Metal Electrical Conduit & Fittings	20%	+ LSD%	+ HSD%	• FY 2024 volume growth within original expectations despite increased pressure from import competition
Electrical Cable & Flexible Conduit	15%	+ MSD%	- LSD%	• Return of volume growth in FY 2024 • Patented and differentiated products recognized as best in class
Mechanical Tube & Other	12%	+ DD%	+ DD%	• Growth due to onshoring of solar torque tubes • Leveraging new facility in Hobart, IN
	$3.2B	+ 3.5%	+ 3.2%	

© Atkore

1. Sales of "Other Electrical products" and "Other Safety & Infrastructure products" have been allocated and included in the presentation of the product area groupings listed for presentation purposes.
Source: Management estimates.

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9© Atkore Segment Bridges $650 $11 $97 2023 Volume/Mix Price F/X / Other 2024 $565M$1 Q4 Net Sales Bridge $16 $7 $5 2023 Volume/Mix Price F/X / Other / Solar Credit 2023 $220M $224M Q4 Net Sales Bridge Electrical Safety & Infrastructure ($’s in millions) Q4 2024 Q4 2023 Y/Y Change Net Sales $564.5 $649.8 (13.1%) Adjusted EBITDA $145.7 $237.6 (38.7%) Adjusted EBITDA Margin 25.8% 36.6% (1080 bps) ($’s in millions) Q4 2024 Q4 2023 Y/Y Change Net Sales $224.5 $220.2 1.9% Adjusted EBITDA $14.9 $15.1 (1.6%) Adjusted EBITDA Margin 6.6% 6.9% (30 bps)

Initial FY 2025 Outlook

Atkore

Initial FY 2025 Outlook underpinned by anticipated low to mid single digit percentage volume growth in FY 2025 driven by projected growth across all key product areas

Outlook Summary

Outlook Items for Consolidated Atkore	Q1 2025 Outlook	FY 2025 Outlook	FY 2025 Comments & Perspective
Net Sales	$655M – $705M	$2.9B – $3.2B	• FY 2025 Outlook may vary materially due to changes in assumptions, or economic/market conditions
Adjusted EBITDA[1]	$95M – $105M	$475M – $525M	
Adjusted Diluted EPS[1]	$1.45 – $1.65	$7.80 – $8.90	
Interest Expense		~$38M – $42M	
Tax Rate		~24% – 26%	
Capital Expenditures		$100M – $125M	
Share Repurchases		≥$150M	
Diluted Shares Outstanding[2]		33M – 35M	

© Atkore

1. Reconciliations of the forward-looking quarterly and full-year 2025 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.
2. Represents weighted-average shares outstanding in millions used in calculation of Adjusted Diluted EPS outlook.

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11© Atkore We expect continued normalization of average selling prices in key product lines such as PVC electrical conduit, and expect a portion of the prior pricing outperformance to continue to normalize in FY 2025 Key Bridging Assumptions FY 2025 vs. FY 2024 1. Reconciliations of the forward-looking quarterly and full-year 2024 outlook for Adjusted EBITDA and Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations. Net Sales Adjusted EBITDA1 Additional Comments Volume Growth LSD% – MSD% 30% – 35% Incremental Margin Volume growth across both segments inclusive of growth initiatives Price vs. Cost Down $245M – $275M Down $285M – $305M Impact driven primarily from PVC Conduit and Steel Conduit Investment / FX / Other – Down $10M – $20M Costs to support various projects and initiatives partially offset with productivity improvements Assumptions Summary – FY 2025 vs. FY 2024

12© Atkore Business Update

13© Atkore Atkore: a Compelling Investment Outstanding Financial Profile Strong liquidity position with a balance sheet ready to support and help drive future growth Differentiated & Diversified Product Portfolio Diverse portfolio of electrical infrastructure products that support a wide range of end market applications through all stages of construction Strong Secular Tailwinds Our products and solutions are critical to expanding access to renewable energy, grid hardening, investment in digital infrastructure and electrification Capital Deployment Model Focused on Shareholder Returns Disciplined approach to capital deployment focused on growing the business and returning cash to shareholders Opportunities for Growth Investing to enhance our capabilities to support global megaprojects and grow market share of PVC and HDPE in water-related end markets

14© Atkore Cash Flow from Operating Activities $M FY 2024 Cash Flow Bridge $M Strong Financial Profile Supports Future Growth Total Debt to Adjusted EBITDA1 Debt Maturity Profile $M 2.6 2.5 0.8 0.6 0.7 1.0 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 $325 $373 $400 FY 2026 FY 2027 FY 2028 FY 2029 FY 2030 FY 2031 Undrawn Asset Based Loan Senior Secured Term Loan Senior Notes $210 $249 $573 $787 $808 $549 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 Cash flow from Operating Activities as % of Net Income $549 $150 $6 $381 $34 $15 FY 2023 YE Cash Balance Cash Flow From Operating Activities Capital Expenditures M&A Stock Repurchases Dividend Payment Net Other Uses of Cash / F/X FY 2024 YE Cash Balance $388M $351M 1. See non-GAAP reconciliation in appendix. 117%86%97%164%151% 116%

Portfolio Updates

Atkore

Atkore's extensive portfolio supports growth across diverse construction end markets and electrification megatrends; Regional Service Centers and co-load capabilities provide additional value unmatched in the industry

Key Product Area	Key Portfolio Updates
Plastic Pipe, Conduit & Fittings	• Focused on expanding presence in water-related end markets for PVC and HDPE • Solid growth expectations for FY 2025 despite ongoing softness in telecom market • Capacity additions by new and existing market participants • Key end markets: Utility, municipal and plumbing, residential
Metal Framing, Cable Management & Construction Services	• Investing to support global megaprojects leveraging our construction services business • Anticipate growth driven by global megaprojects in FY 2025 • Key end markets: Data centers, industrial, commercial, warehouses
Metal Electrical Conduit & Fittings	• Anticipate ongoing import challenges in steel conduit • Key end markets: Data centers, commercial
Electrical Cable & Flexible Conduit	• Expect moderate growth in FY 2025 • Capacity additions by new and existing market participants • Key end markets: Multi-family, commercial
Mechanical Tube & Other	• Inflation Reduction Act (IRA) tax credits for domestic solar torque tubes to continue limiting import opportunities and incentivizing domestic production • Key end markets: Utility scale solar projects through OEM

1 ORDER DELIVERY INVOICE




Atkore
Unistrut
100
YEAR ANNIVERSARY

© Atkore
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16© Atkore Exposed to Strong Electrical Megatrends Megatrends supported by federal programs with incentives to drive demand across the portfolio Renewable Energy Build America, Buy America | Inflation Reduction Act Grid Hardening Build America, Buy America | Infrastructure Investment and Jobs Act Digital Infrastructure BEADs Act | Build America, Buy America | CHIPS and Science Act | Infrastructure Investment and Jobs Act Electrification of Everything Build America, Buy America | Infrastructure Investment and Jobs Act Plastic Pipe, Conduit & Fittings Metal Framing, Cable Management & Construction Services Electrical Cable & Flexible Conduit Metal Electrical Conduit & Fittings Mechanical Tube

17© Atkore Data Centers Top Atkore’s Product Density Scale 1. Atkore estimated analysis of electrical products installed per project type. Atkore Product Use Density Above Average Below Average Average Use Density1 Atkore provides a comprehensive suite of products needed to power data centers Office Multi-Family Warehouse Data Center Education Healthcare Lodging Manufacturing Illustrative Example of Atkore’s Data Center Solutions

18© Atkore Capital Deployment Update & Long-term Trends

Capital Deployment Model

Atkore

Balanced Capital Deployment Model Focused on Growth & Returns to Stockholders

Updated Capital Deployment Model

Target Cash Flow from Operating Activities to be approximately 100% of Net Income Averaged Over a 3-Year Period

Maintain Total Debt to normalized Adj. EBITDA ratio at ~2x or below; willing to go above for select strategic opportunities

Priority Uses for Capital

Priority Uses for Capital	Status Update
Capital Investments	$100M - $125M in expected capital expenditures in FY 2025; includes further investment in our growth initiatives
Dividends	Quarterly cash dividend program added to capital deployment model in Q1 2024; first dividend paid on March 15, 2024; Atkore paid ~$34M in dividends in FY 2024
Stock Repurchases	Over 20% of shares outstanding repurchased since November 2021; over $380M in shares repurchased in FY 2024 with ~$428M remaining in authorization
M&A	Disciplined approach: Expect M&A to be focused on portfolio consolidation and product line expansion

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Investing In Our Future

FY 2024 Capital Expenditures


Existing Growth Initiatives (Solar, RSCs & HDPE)
~20%
Routine
~33%
$150M
33%
~14%
Productivity/ Cost Improvement
New Growth Initiatives (Water & Global Megaprojects)

FY 2025 & Future Planning

- Investments to grow capabilities to support global megaprojects and compete in water-related end markets for PVC and HDPE
- Continue to invest and grow service capabilities with strategically located warehousing operations
- Decelerating digital investments in FY 2025 compared to FY 2024
- Focused on disciplined growth in return on capital

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21© Atkore Expanding our water-related PVC and HDPE offerings allows us to complement our existing conduit product offering, leverage our national footprint, and expand into key end markets Growth Area: PVC & HDPE Water Pipe Expand into Key End Markets Leverage Our National Footprint Broad Product Offering of PVC and HDPE Water Provide opportunity to capture a larger share in high growth markets Offer solutions for Municipal Waterworks, Residential and Commercial Plumbing Leverage new and existing capabilities

22© Atkore Growth Area: Global Construction Services Supporting growth in data centers, semi-conductor manufacturing and other global megaproject categories through scalable and modular off-site manufacturing (OSM) services Example Hot Aisle Containment System Evolution Value Creation Product Manufacturing Product Manufacturing Design & Engineering Services Product Manufacturing Design & Engineering Services Agile Off-Site Manufacturing Near Project Integration of Complete Systems including non- Atkore Products Product Manufacturing Design & Engineering Services Agile Off-Site Manufacturing (OSM) near project

Focused Strategy to Deliver Future Performance

Atkore

We expect our Growth Initiatives and Capital Deployment Model to help drive future performance while acknowledging various factors that may influence FY 2025

Illustrative Adjusted Diluted EPS[1] Bridge, $/share


$14.48
$7.80 - $8.90
FY 2024
Pricing Normalization
Base Business Volume Growth and Price vs. Cost Improvements Across Various Categories
Initiatives + Capital Deployment
Productivity, Net of Investments and Other
FY 2025 Outlook

	Pricing Normalization	Base Business Volume Growth and Price vs. Cost Improvements Across Various Categories	Initiatives + Capital Deployment	Productivity, Net of Investments and Other	
Potential Upside Factors	• Government intervention to minimize levels of steel conduit imports	• Lower interest and mortgage rates benefiting certain markets • Increase or acceleration of funding from government stimulus programs	• Stronger than anticipated telecom industry recovery • Acceleration of global megaproject activity	• Manufacturing efficiency gains to support stronger end markets	+
Potential Downside Factors	• Further growth in steel conduit imports • Accelerated growth in domestic PVC supply capacity	• Qualified labor shortage • Geopolitical conflicts • Slower than anticipated lowering of interest rates	• Further telecom industry delays for HDPE products	• Delays in optimizing capital investments	−

© Atkore

1. Reconciliations of the forward-looking quarterly and full-year 2025 outlook for Adjusted Diluted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. Accordingly, we are relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude these reconciliations.

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24© Atkore Key Takeaways Outstanding Financial Profile Strong liquidity position with a balance sheet ready to support and help drive future growth Differentiated & Diversified Product Portfolio Diverse portfolio of electrical infrastructure products that support a wide range of end market applications through all stages of construction Strong Secular Tailwinds Our products and solutions are critical to expanding access to renewable energy, grid hardening, investment in digital infrastructure and electrification Capital Deployment Model Focused on Shareholder Returns Disciplined approach to capital deployment focused on growing the business and returning cash to shareholders Opportunities for Growth Investing to enhance our capabilities to support global megaprojects and grow in water-related end markets for PVC and HDPE

25© Atkore Appendix

26© Atkore Q4 Income Statement Summary 1. See non-GAAP reconciliation in appendix. 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales. ($’s in millions) Q4 2024 Q4 2023 Y/Y Change Y/Y % Change Net Sales $788.3 $869.9 ($81.6) (9.4%) Operating Income $102.1 $189.4 ($87.3) (46.1%) Net Income $73.1 $140.9 ($67.8) (48.1%) Adjusted EBITDA1 $140.2 $232.0 ($91.8) (39.6%) Adjusted EBITDA Margin2 17.8% 26.7% (890 bps) - Tax Rate 20.4% 21.9% (150 bps) - Net Income per Share (Diluted) $2.02 $3.63 ($1.61) (44.4%) Adjusted Diluted EPS1 $2.43 $4.21 ($1.78) (42.3%)

27© Atkore FY 2024 Income Statement Summary 1. See non-GAAP reconciliation in appendix. 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales. ($’s in millions) FY 2024 FY 2023 Y/Y Change Y/Y % Change Net Sales $3,202.1 $3,518.8 ($316.7) (9.0%) Operating Income $624.8 $893.5 ($268.7) (30.1%) Net Income $472.9 $689.9 ($217.0) (31.5%) Adjusted EBITDA1 $771.7 $1,042.1 ($270.4) (25.9%) Adjusted EBITDA Margin2 24.1% 29.6% (550 bps) - Tax Rate 19.5% 18.9% +60 bps - Net Income per Share (Diluted) $12.69 $17.27 ($4.58) (26.5%) Adjusted Diluted EPS1 $14.48 $19.40 ($4.92) (25.4%)

28© Atkore Segment Information Three Months Ended September 30, 2024 September 30, 2023 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 564,535 $ 145,662 25.8% $ 649,787 $ 237,577 36.6 % Safety & Infrastructure 224,507 14,898 6.6% 220,239 15,139 6.9 % Eliminations (746) (137) Consolidated operations $ 788,296 $ 869,889

29© Atkore Segment Information Fiscal Year Ended September 30, 2024 September 30, 2023 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 2,354,978 $ 728,341 30.9% $ 2,675,074 $ 1,004,853 37.6 % Safety & Infrastructure 849,077 89,982 10.6% 844,158 103,231 12.2 % Eliminations (2,002) (471) Consolidated operations $ 3,202,053 $ 3,518,761

30© Atkore Adjusted Diluted EPS Reconciliation (Adjusted Net Income Per Diluted Share) Consolidated Atkore Inc. Three Months Ended Fiscal Year Ended (in thousands, except per share data) September 30, 2024 September 30, 2023 September 30, 2024 September 30, 2023 Net income $ 73,119 $ 140,925 $ 472,872 $ 689,899 Stock-based compensation 6,027 3,001 20,300 21,101 Intangible asset amortization 13,607 15,027 55,511 57,804 (Gain) loss on assets held for sale 591 (86) 733 7,477 Other (a) (2,201) 8,888 3,464 11,058 Pre-tax adjustments to net income 18,024 26,830 80,008 97,440 Tax effect (4,506) (6,708) (20,002) (24,360) Adjusted net income $ 86,637 $ 161,047 $ 532,878 $ 762,979 Weighted-average diluted common shares outstanding 35,668 38,251 36,789 39,328 Net income per diluted share $ 2.02 $ 3.63 $ 12.69 $ 17.27 Adjusted net income per diluted share $ 2.43 $ 4.21 $ 14.48 $ 19.40 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

31© Atkore Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore Inc. Three Months Ended Fiscal Year Ended (in thousands) September 30, 2024 September 30, 2023 September 30, 2024 September 30, 2023 Net income $ 73,119 $ 140,925 $ 472,872 $ 689,899 Income tax expense 18,759 39,537 114,365 160,391 Depreciation and amortization 32,611 30,853 121,018 115,524 Interest expense, net 9,526 8,588 35,584 35,232 (Gain) loss on assets held for sale 591 (86) 733 7,477 Stock-based compensation 6,027 3,001 20,300 21,101 Transaction costs 35 35 140 968 Other (a) (518) 9,125 6,701 11,535 Adjusted EBITDA $ 140,150 $ 231,978 $ 771,713 $ 1,042,127 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment, release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans, certain legal matters, restructuring charges, and related forward currency derivatives.

32© Atkore Total Debt to Net Debt and Leverage Ratio Consolidated Atkore Inc. ($ in thousands) September 30, 2024 September 30, 2023 September 30, 2022 September 30, 2021 September 30, 2020 September 30, 2019 Short-term debt and current maturities of long-term debt $ — $ — $ — $ — $ — $ — Long-term debt 764,838 762,687 760,537 758,386 803,736 845,317 Total debt 764,838 762,687 760,537 758,386 803,736 845,317 Less cash and cash equivalents 351,385 388,114 388,751 576,289 $ 284,471 123,415 Net debt $ 413,453 $ 374,573 $ 371,786 $ 182,097 $ 519,265 $ 721,902 TTM Adjusted EBITDA (a) $ 771,713 $ 1,042,127 $ 1,341,790 $ 897,547 $ 326,635 $ 324,408 Total debt/TTM Adjusted EBITDA 1.0 x 0.7 x 0.6 x 0.8 x 2.5 x 2.6 x Net debt/TTM Adjusted EBITDA 0.5 x 0.4 x 0.3 x 0.2 x 1.6 x 2.2 x (a) Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to Form 8-K filed on November 17, 2023, November 18, 2022, November 18, 2021, November 19, 2020, November 22, 2019.

33© Atkore Abbreviations listed in alphanumeric order Glossary of Terms Abbreviation Description 1H First Half 2H Second Half ABS Atkore Business System Adj. Adjusted AI Artificial Intelligence B Billion Capex Capital Expenditures DD% Double Digit Percentage EBITDA Earnings Before Interest, Taxes, Depreciation, & Amortization EPS Earnings Per Share Est. Estimated Excl. Excluding FX or F/X Foreign Exchange FY Fiscal Year HDPE High Density Polyethylene HSD% High Single Digit Percentage IPO Initial Public Offering LDD% Low Double Digit Percentage Abbreviation Description LSD% Low Single Digit Percentage M Million M&A Mergers & Acquisitions MSD% Mid Single Digit Percentage PVC Polyvinyl Chloride Q1 First Quarter Q2 Second Quarter Q3 Third Quarter Q4 Fourth Quarter RSC Regional Service Center S&I Safety & Infrastructure TTM Trailing Twelve Months U.S. United States of America USD United States Dollar #X Number of Times YE Year End YTD Year to Date

34© Atkore atkore.com